                                                                    Exhibit (21)

                             Exhibit (21)* to Report
                             on Form 10-K for Fiscal
                            Year Ended June 30, 2002
                         by Parker-Hannifin Corporation

     Listed below, are the subsidiaries of the Company and their jurisdictions of organization. Except where otherwise noted, all of such subsidiaries are either directly or indirectly wholly-owned by the Company. Ownership of subsidiaries indirectly owned by the Company is indicated by indentations.

                                                                                                 Percentage
Name                                                                             Incorporated     Owned(1)
----                                                                            --------------   ----------
265 Warwick LLC                                                                 Ohio                100
Acadia International Insurance Limited                                          Ireland             100
Alkid Corporation                                                               California          100
Dynamic Seals, Inc.                                                             Delaware            100
ITR Hydraulics Corporation                                                      Texas               100
Parker de Puerto Rico, Inc.                                                     Delaware            100
         Parker Finance Corp.                                                   Delaware            100
Parker-Hannifin (Africa) Proprietary Limited                                    South Africa        100
Parker Hannifin Argentina SAIC                                                  Argentina           100
Parker Hannifin Climate & Industrial Controls, Ltd.                             Korea               100
Parker Hannifin Connectors Ltd.                                                 Korea               100
Parker Hannifin Corp. Chile Limitada                                            Chile               100
Parker Hannifin Customer Support Inc.                                           California          100
Parker Hannifin Denmark A/S                                                     Denmark             100
Parker Hannifin Fluid Power Systems & Components (Shanghai) Co., Ltd.           China               100
Parker Hannifin Hong Kong Limited                                               Hong Kong           100
Parker-Hannifin India Private Ltd.                                              India               100
Parker-Hannifin International Corp.                                             Delaware            100
         Parker Hannifin (N.Z.) Limited                                         New Zealand         100
         Parker Hannifin A/S                                                    Norway              100
         Parker Hannifin (Australia) Pty. Ltd.                                  Australia           100
                  Parker Enzed (Australia) Pty. Ltd.                            Australia           100
                  Parker Enzed Technologies Pty. Ltd.                           Australia           100
         Parker Hannifin B.V.                                                   Netherlands         100
                  Parker Filtration B.V.                                        Netherlands         100
                  Parker Gas Separation BV                                      Netherlands         100
                  Parker Hannifin Finance B.V.                                  Netherlands         100
                  Parker-Hannifin N.V. S.A.                                     Belgium             100
                           ITR Benelux NV                                       Belgium             100
                  Parker Hose BV                                                Netherlands         100
                  Parker Pneumatic BV                                           Netherlands         100
                  Parker Polyflex BV                                            Netherlands         100

                                                                                                 Percentage
Name                                                                             Incorporated     Owned(1)
----                                                                            --------------   ----------
Parker-Hannifin International Corp. (Continued)
         Parker Hannifin Holding GmbH                                           Germany             100
                  Parker Hannifin GesmbH                                        Austria             100
                  Parker Hannifin GmbH                                          Germany             100
                  Parker Hannifin Industrial s.r.o.                             Czech Republic      100
                  Parker Hannifin Sp. z.o.o.                                    Poland              100
                  Parker-Hannifin s.r.o.                                        Czech Republic      100
                  Sachsenhydraulik GmbH                                         Germany             100
                           Commercial Intertech GmbH                            Germany             100
         Parker Hannifin (Holdings) Ltd.                                        United Kingdom      100
                  Alenco (Holdings) Ltd.                                        United Kingdom      100
                           Parker Hannifin plc                                  United Kingdom      100
                                    Commercial Intertech Limited                United Kingdom      100
                                    Parker Hannifin Pension Trustees Ltd.       United Kingdom      100
                  Commercial Intertech Holdings Limited                         United Kingdom      100
                           Commercial Hydraulics Pensions Limited               United Kingdom      100
                           Ultra Group Ltd.                                     United Kingdom      100
                                    Ultra Hydraulics Ltd.                       United Kingdom      100
                  Parker Hannifin (UK) Ltd.                                     United Kingdom      100
                  PH Trading Ltd.                                               United Kingdom      100
         Parker Hannifin de Venezuela, S.A.                                     Venezuela           100
         Parker Hannifin Industria e Comercio Ltda.                             Brazil              100
                  Parker Atenas Industria e Exportacao Ltda.                    Brazil              100
         Parker Italy Holding Co.                                               Delaware            100
                  Parker Hannifin Italy Holdings S.r.l.                         Italy               100
                           Astron Buildings S.A.                                Luxembourg          100
                                    Astron Buildings GmbH                       Germany             100
                                            Astron Buildings Sp. zoo            Poland              100
                                    Astron Buildings S.r.o.                     Czech Republic      100
                                    Astron S.A.S.                               France              100
                           Parker Hannifin S.p.A.                               Italy               100
                                    Parker Seals S.p.A.                         Italy               100
                           Parker ITR Srl                                       Italy               100
                                    BPM Srl                                     Italy                56
                           PH Espana Holding Co.                                Delaware            100
                                    Parker Hannifin (Espana) SA                 Spain               100
                                            ITR Iberica de Tubos y Racores SA   Spain               100
                                            Parker Hannifin Portugal, Lda.      Portugal            100
                           Wynn's Italia SpA                                    Italy               100
                  Parker International Capital Management Hungary Ltd.          Hungary             100
         Parker Korea Ltd.                                                      Korea               100
         Parker Sales (Ireland) Limited                                         Ireland             100
         PH Canada Holding Co.                                                  Delaware            100(2)
                  Parker Canada Holding Co.                                     Canada              100

                                                                                                 Percentage
Name                                                                             Incorporated     Owned(1)
----                                                                            --------------   ----------
Parker-Hannifin International Corp.
         PH Canada Holding Co.
                  Parker Canada Holding Co. (Continued)
                           Parker Canada Investment Co.                         Canada              100
                           Parker Hannifin AB                                   Sweden              100
                           Parker Hannifin Canada                               Canada              100(3)
                                    IPS Industrial Profile Systems Inc.         Canada              100
Parker Hannifin Japan Ltd.                                                      Japan               100
Parker Hannifin (Malaysia) Sdn Bhd                                              Malaysia            100
Parker Hannifin Motion & Control (Shanghai) Co. Ltd.                            China               100
Parker Hannifin Oy                                                              Finland             100
Parker Hannifin SA                                                              France              100
Parker-Hannifin Singapore Pte. Ltd.                                             Singapore           100
Parker Hannifin Taiwan Ltd.                                                     Taiwan              100
Parker Hannifin (Thailand) Co., Ltd.                                            Thailand            100
         Parker Hannifin (1997) Co., Ltd.                                       Thailand            100(4)
Parker Keeper, Inc.                                                             Delaware             80
Parker Lucifer S.A.                                                             Switzerland         100
Parker Shenyang Rubber Products Co. Ltd.                                        China                51
Parker Sistemas de Automatizacion S.A. de C.V.                                  Mexico              100
         Parker Baja Servicios S.A. de C.V.                                     Mexico              100
         Parker Brownsville Servicios S.A. de C.V.                              Mexico              100
         Parker Hannifin de Mexico S.A. de C.V.                                 Mexico              100
         Parker Servicios de Mexico S.A. de C.V.                                Mexico              100
Socada SA                                                                       France              100
Travel 17325 Inc.                                                               Delaware            100
WEC 99J-9 LLC                                                                   Delaware            100
WEC 99J-12 LLC                                                                  Delaware            100
WEC 99J-59 LLC                                                                  Delaware            100
Wynn Oil Company                                                                California          100
         Medallion Warranty Services, Inc.                                      California          100
         Wynn Oil Holdings B.V.                                                 Netherlands         100
                  Wynn Oil (South Africa) (Pty.) Limited                        South Africa        100
                  Wynn's Australia Pty. Limited                                 Australia           100
                  Wynn's Belgium N.V.                                           Belgium             100
                           Wynn's Mekuba India Private Limited                  India                51
                           Wynn's Nederland B.V.                                Netherlands         100
                  Wynn's France, S.A.                                           France              100
                           Wynn's Automotive France S.A.                        France              100
                           Wynn's Industrie S.N.C.                              France              100
         Wynn Oil (N.Z.) Limited                                                New Zealand         100
         Wynn Oil (UK) Limited                                                  United Kingdom      100
         Wynn Oil Venezuela, S.A.                                               Venezuela            51
         Wynn's Canada, Ltd.                                                    Canada              100

                                                                                                 Percentage
Name                                                                             Incorporated     Owned(1)
----                                                                            --------------   ----------
Wynn Oil Company  (Continued)
         Wynn's Deutschland GmbH                                                Germany             100
         Wynn's Espana, S.A.                                                    Spain               100
         Wynn's Friction Proofing Mexico, S. A. de C.V.                         Mexico              100

----------

(1)  Excludes directors' qualifying shares
(2) Owned 91.2% by Parker-Hannifin International Corp. and 8.8% by Parker-Hannifin Corporation
(3)  Ontario general partnership
(4)  Owned 51% by Parker Hannifin (Thailand) Co., Ltd. and 49% by
     Parker-Hannifin Corporation

All of the foregoing subsidiaries are included in the Company's consolidated financial statements. In addition to the foregoing, the Company owns twelve inactive or name holding companies.

*Numbered in accordance with Item 601 of Regulation S-K.